Voya Series Fund, Inc.

Voya Corporate Leaders 100 Fund

(“Fund”)

Supplement dated July 23, 2014

to the Fund’s Class A, Class B, Class C, Class I, Class O,

Class R, and Class W Prospectus dated September 30, 2013, as supplemented May 1, 2014 and to the Fund’s Class A, Class B, Class C, Class I, Class O,

Class R, and Class W Summary Prospectus dated September 30, 2013, as supplemented May 1, 2014

(“Prospectuses”)

On July 10, 2014, the Fund’s Board of Directors approved changes with respect to the Fund’s expense structure for Class A, Class I, and Class W shares effective August 1, 2014.

Effective August 1, 2014, the Fund’s Prospectuses are revised as follows:

1.              The section entitled “Fees and Expenses of the Fund — Annual Fund Operating Expenses” is deleted and replaced with the following:

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

Class		A(2)	B	C	I(2)	O	R	W(2)
Management Fees	%	0.40	0.40	0.40	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.21	0.21	0.21	0.11	0.21	0.21	0.21
Total Annual Fund Operating Expenses	%	0.96	1.71	1.71	0.61	0.96	1.21	0.71
Waivers and Reimbursements(3)%		(0.15)	(0.06)	(0.31)	(0.12)	(0.06)	(0.06)	(0.15)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.81	1.65	1.40	0.49	0.90	1.15	0.56

(1)         A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

(2)         Expense information has been restated to reflect current contractual rates.

(3)         The adviser is contractually obligated to limit expenses to 0.90%, 1.65%, 1.45%, 0.65%, 0.90%, 1.15%, and 0.65% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through October 1, 2014. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Fund’s board; or (ii) the management agreement has been terminated. In addition, the Adviser is contractually obligated to further limit expenses to 0.81%, 0.49% and 0.56% for Class A, Class I, and Class W shares, respectively, through October 1, 2015. The obligation will continue if the adviser elects to renew it. Notwithstanding the foregoing, modification or termination of this obligation requires approval by the Fund’s board. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.25% of the distribution fee for Class C shares of the Fund through October 1, 2014. The distribution fee waiver will automatically renew for one-year terms unless it is terminated or modified by the Fund’s board.

2.              The table in the section entitled “Fees and Expenses of the Fund — Expense Examples” is deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs

A	Sold or Held	$653	849	1,062	1,672
B	Sold	$668	833	1,123	1,815
	Held	$168	533	923	1,815
C	Sold	$243	509	899	1,994
	Held	$143	509	899	1,994
I	Sold or Held	$50	183	328	751
O	Sold or Held	$92	300	525	1,173
R	Sold or Held	$117	378	659	1,461
W	Sold or Held	$57	212	380	868

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Voya Series Fund, Inc.

Voya Corporate Leaders 100 Fund

(“Fund”)

Supplement dated July 23, 2014

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class R, and Class W

Statement of Additional Information (“SAI”)

dated September 30, 2013

On July 10, 2014, the Fund’s Board of Directors approved changes with respect to the Fund’s expense structure for Class A, Class I, and Class W shares effective August 1, 2014.

Effective August 1, 2014, the Fund’s SAI is revised as follows:

The following footnote 4 is added to the table of the section entitled “Adviser-Expense Limitation Agreement:”

(4)                                 Pursuant to a side agreement, the Adviser has agreed to further limit expenses to 0.81%, 0.49%, and 0.56% for Class A, Class I, and Class W shares of Voya Corporate Leaders 100 Fund through October 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. There is no guarantee that this side agreement will continue after that date.  This side agreement will renew if the Adviser elects to renew it. If after October 1, 2015, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Fund’s board. Any fees waived pursuant to the side agreement are subject to possible recoupment by the Adviser within three years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE